UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT
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     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): February 20, 2007
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                       FIRST NIAGARA FINANCIAL GROUP, INC.
             (Exact name of registrant as specified in its charter)
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           Delaware                                            42-1556195
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(State or other jurisdiction of                             (I.R.S. Employer
 incorporation or organization)                           Identification Number)

6950 South Transit Road, P.O. Box 514, Lockport, NY            14095-0514
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      (Address of Principal Executive Offices)                 (Zip Code)

                                 (716) 625-7500
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                         (Registrant's telephone number)
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                                 Not Applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors;
          Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 20, 2007, First Niagara Financial Group, Inc. (the "Company"), the holding company for First Niagara Bank (the "Bank") issued a press release announcing the appointment of John R. Koelmel as President and Chief Executive Officer of both First Niagara Financial Group and First Niagara Bank. Mr. Koelmel has also been appointed to the Board of Directors of the Company and the Bank. Mr. Koelmel has been serving as President and Chief Operating Officer and Acting Chief Executive Officer since December 2006. A copy of the press release is filed as exhibit 99.1 to this report.

      Mr. Koelmel, age 54, had served as Executive Vice President and Chief Financial Officer of the Company and the Bank from January 2004 through December 2006. Prior to joining the Company in 2004, he served for two years as the Chief Administrative Officer of Financial Institutions, Inc., after retiring in 2000 as Managing Partner of the Buffalo office of KPMG LLP. Mr. Koelmel is employed pursuant to the terms of an employment agreement, the material terms of which are disclosed in the Company's proxy statement dated March 29, 2006. His salary has been increased to $410,000 effective immediately. No other terms of his employment agreement have been modified or amended as a result of his appointment as President and Chief Executive Officer. There are no transactions between the Company and Mr. Koelmel that are required to be disclosed pursuant to Item 404(a) of SEC Regulation S-K.

Item 9.01. Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired. Not applicable.
(b) Pro Forma Financial Information. Not applicable.
(c) Shell Company Transactions. Not applicable.
(d) Exhibits.

     Exhibit No.                Description
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        99.1                    Press Release dated February 20, 2007

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                          FIRST NIAGARA FINANCIAL GROUP, INC.


DATE: February 21, 2007                    By: /s/ Michael W. Harrington
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                                              Michael W. Harrington
                                              Chief Financial Officer
                                              (Duly authorized representative)